UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Castle Convertible, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Castle Convertible Fund, Inc.
111 Fifth Avenue
New York, New York 10003

November 9, 2007

Dear Shareholder:

The 2007 Annual Meeting of Shareholders of Castle Convertible Fund, Inc. (the "Fund") will be held at the offices of Fred Alger Management, Inc., 111 Fifth Avenue, 3rd Floor, New York, New York 10003 on December 12, 2007, at 1:00 p.m. (Eastern time), to vote on the following proposals:

1.  To elect seven Directors for the ensuing year; and

2.  To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

The Board of Directors of the Fund recommend that you vote "FOR" each of the proposals. However, before you vote, please read the full text of the proxy statement for an explanation of each of the proposals.

Your vote is extremely important, no matter how large or small your Fund holdings.

To vote, you may use any of the following methods:

•  By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•  By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•  By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•  In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

Further information about the proposals to be voted on is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions about the proposals to be voted on, please call Computershare Fund Services the Fund's proxy solicitor, at 1-866-438-5845.

Sincerely,

Daniel C. Chung
President

Castle Convertible Fund, Inc.
111 Fifth Avenue
New York, New York 10003

Notice of Annual Meeting of Shareholders

To be held December 12, 2007

The 2007 Annual Meeting of Shareholders (the "Meeting") of Castle Convertible Fund, Inc. (the "Fund"), a Delaware corporation, will be held at the offices of Fred Alger Management, Inc., 111 Fifth Avenue, 3rd Floor, New York, New York 10003, at 1:00 p.m. (Eastern time) on December 12, 2007, for the following purposes:

1.  To elect seven Directors for the ensuing year; and

2.  To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

The Board of Directors of the Fund recommends that you vote "FOR" each proposal.

Shareholders of record on October 31, 2007 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO COMPUTERSHARE FUND SERVICES, 280 OSER AVENUE, HAUPPAUGE, NEW YORK 11788, IN THE PREPAID RETURN ENVELOPE ENCLOSED FOR YOUR USE OR OTHERWISE VOTE PROMPTLY BY TELEPHONE OR INTERNET.

By Order of the Board of Directors,

Hal Liebes
Secretary

November 9, 2007
New York, New York

I

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Castle Convertible Fund, Inc.
111 Fifth Avenue
New York, New York 10003

PROXY STATEMENT

Annual Meeting of Shareholders
December 12, 2007

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Castle Convertible Fund, Inc. (the "Fund"), a Delaware corporation, of proxies to be voted at the annual meeting of shareholders of the Fund (the "Meeting"), to be held at 1:00 p.m. (Eastern time) on December 12, 2007, at the offices of Fred Alger Management, Inc., 111 Fifth Avenue, 3rd Floor, New York, New York 10003, and at any and all adjournments or postponements thereof. The Meeting will be held for the purposes set forth in the accompanying Notice. The Fund is a closed-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

This Proxy Statement and the accompanying Notice of Annual Meeting and form of proxy were sent to shareholders on or about November 9, 2007. Shareholders of record at the close of business on October 31, 2007 (the "Record Date"), are entitled to vote at the Meeting. As of the Record Date, the Fund had 2,236,000 shares of common stock outstanding and had net assets of $63,623,719. Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.

Please complete, sign, date and return the proxy card you receive, or please vote by telephone or over the Internet. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identify, provide access into the voting sites and confirm that your instructions are properly recorded.

All properly executed proxies received prior to the Meeting will be voted at the Meeting. On the matters coming before the Meeting as to which a shareholder has specified a choice on that shareholder's proxy, the shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to a proposal, the shares will be voted "FOR" each such proposal. Shareholders who execute proxies may revoke them with respect to any or all proposals at any time before a vote is taken on a proposal by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

Vote Required and Manner of Voting Proxies

A quorum of shareholders, consisting of a majority of the outstanding shares entitled to vote, is required to take action with respect to each proposal at the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted "FOR" the nominees in Proposal 1. Each nominee named in Proposal 1 must be elected by a plurality of the voting power of the shares of the Fund voted at the Meeting.

Broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Meeting. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner's shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the applicable proposal. If you beneficially own shares that are held in "street name" through a broker-dealer, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer specific instructions as to how you want your shares to be voted.

Approval of a proposal will occur only if a sufficient number of votes at the Meeting are cast "FOR" that proposal. Abstentions and broker non-votes are not considered "votes cast" and, therefore, do not constitute a vote "FOR" proposals. Abstentions and broker non-votes will have no effect on the results of the voting on Proposal 1.

PROPOSAL 1: TO ELECT SEVEN DIRECTORS

The purpose of this proposal is to elect seven Directors of the Fund to assume office upon their acceptance of their elections and commencement of service as Directors. It is intended that the enclosed proxy card will be voted for all nominees (each a "Nominee" and, collectively, the "Nominees") for the Board, unless a proxy contains specific instructions to the contrary. The Fund's Board is composed of a single class of Directors. All shareholders will vote for all the Nominees. The Board has determined that the number of Directors shall be fixed at the number of Directors elected in accordance with this Proxy Statement.

Shareholders are being asked to elect Ms. Hilary M. Alger and Messrs. Charles F. Baird, Jr., Roger P. Cheever, Lester L. Colbert, Jr., Stephen E. O'Neil and David Rosenberg and Dr. Nathan E. Saint-Amand as Directors. If elected, each will serve until the next annual meeting of shareholders and until their successors are elected and qualified.

Each of the Nominees is currently a Director of the Fund; all have indicated an intention to serve if elected and have consented to be named in this Proxy Statement. If any of these Nominees is not available for election at the time of the Meeting, the persons named as proxies will vote for such substitute Nominee as the Board may recommend. Each of the Nominees was nominated by the Nominating Committee of the Board, consisting of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Directors").

The Board, including all of the Independent Directors, unanimously proposed all of the Nominees for election at Meeting.

Nominees and Executive Officers

The Nominees, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of portfolios in the Fund Complex the Nominees currently oversee, and other board memberships they hold are set forth below. The address of each Nominee is c/o Fred Alger Management, Inc. 111 Fifth Avenue, New York, New York 10003.

Name (Age) Position with the Fund (Since)	Principal Occupations and Other Board Memberships	Number of Portfolios in the the Fund Complex which are Overseen by Director**
Interested Director*

Hilary M. Alger, CFA (45) Director (2003)	Director of Development, Pennsylvania Ballet since 2004; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	27

Independent Directors

Charles F. Baird, Jr. (54) Director (2000)	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	27

Roger P. Cheever (62) Director (2000)	Senior Associate Dean of Development, Harvard University. Formerly Deputy Director of the Harvard College Fund.	27

Lester L. Colbert, Jr. (73) Director (1974)	Private investor since 1988. Formerly, Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	27

Stephen E. O'Neil (75) Director (1973)	Attorney; Private investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	27

Name (Age) Position with the Fund (Since)	Principal Occupations and Other Board Memberships	Number of Portfolios in the the Fund Complex which are Overseen by Director**
David Rosenberg (45) Director (2007)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	27

Nathan E. Saint- Amand, M.D. (69) Director (1986)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988. Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	27

*  Ms. Alger is an "interested person" (as defined in the 1940 Act) of the Fund by virtue of her ownership control of Alger Associates, Inc. ("Alger Associates"), which indirectly controls Fred Alger Management, Inc. ("Alger Management") and its affiliates.

**  "Fund Complex" refers to the Fund and the five other registered investment companies managed by Alger Management. Each Directors serves on the Boards of Trustees of the other five registered investment companies in the Fund Complex.

The Fund's executive officers are Messrs. Anthony S. Caputo, Daniel C. Chung, Hal Liebes, Michael D. Martins, Barry J. Mullen and Sergio M. Pavone, and Ms. Lisa A. Moss. Set forth below is the name and certain biographical and other information for each of the Fund's executive officers, as reported by them to the Fund.

Name, (Age), Position with the Fund and Address[1]	Principal Occupations	Officer Since[2]
Daniel C. Chung (45) President	President since September 2003 and Chief Investment Officer and Director since 2001 of Alger Management; President since 2003 and Director since 2001 of Alger Associates, Fred Alger International Advisory S.A. (Director since 2003) and Analysts Resources, Inc. ("ARI"). Formerly, Director of the Fund from 2001-2006.	2001

Michael D. Martins (42) Treasurer	Senior Vice President of Alger Management; Assistant Treasurer from 2005 to 2006 of the Fund. Formerly Vice President, Brown Brothers Harriman & Co. from 1997-2004.	2005

Hal Liebes (43) Secretary	Executive Vice President, Director, Chief Legal Officer, Chief Operating Officer, and Secretary of Fred Alger & Company, Incorporated and Alger Management; Director since 2006 of Alger Associates, and ARI. Formerly Chief Compliance Officer of AMVESCAP PLC from 2004-2005; U.S. General Counsel from 1994-2002 and Global General Counsel from 2002-2004 of Credit Suisse Asset Management.	2005

Lisa A. Moss (42) Assistant Secretary	Vice President and Assistant General Counsel of Alger Management since June 2006. Formerly, Director of Merrill Lynch Investment Managers, L.P. from 2005-2006; Assistant General Counsel of AIM Management, Inc. from 1995-2005.	2006

Name, (Age), Position with the Fund and Address[1]	Principal Occupations	Officer Since[2]
Anthony S. Caputo (52) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007

Sergio M. Pavone (46) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007

Barry J. Mullen (54) Chief Compliance Officer	Senior Vice President and Director of Compliance of Alger Management since May 2006. Formerly, Director of BlackRock, Inc. from 2005-2006; Vice President of J.P. Morgan Investment Management from 1996-2004.	2006

1.  The address of each officer is c/o Fred Alger Management, Inc., 111 Fifth Avenue, New York, NY 10003.

2.  Each officer's term of office is one year. Each officer serves in the same capacity for the other funds in the Fund Complex.

Compensation

No director, officer or employee of Alger Management or its affiliates receives any compensation from the Fund for serving as an officer or Director of the Fund. The Fund now pays each Independent Director $500 for each meeting attended, to a maximum of $2,000 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board of Directors receives an additional annual fee of $10,000 which is paid, pro rata, by all funds in the Fund Complex. The Fund did not offer Directors any pension or retirement benefits during or prior to the fiscal year ended October 31, 2006. The following table provides compensation amounts paid to current Independent Directors of the Fund for the fiscal year ended October 31, 2006. Through September 2006, the Fund paid each Independent Director $2,000 for each meeting attended, to a maximum of $8,000 per annum, plus travel expenses incurred for attending the meeting.

Director	Aggregate Compensation from the Fund	Total Compensation from the Fund Complex (number of registered investment companies)**
Charles F. Baird, Jr.	$8,000	$30,000	(4)
Roger P. Cheever	$8,000	$30,000	(4)
Lester L. Colbert, Jr.	$8,000	$38,000	(5)
Stephen E. O'Neil	$8,000	$44,000	(6)
David Rosenberg*	N/A	N/A (0)
Nathan E. Saint-Amand	$8,000	$44,000	(6)

*  Mr. Rosenberg was appointed a Director of the Fund in March 2007 and, as such, was not paid any compensation by the Fund or the other funds in the Fund Complex during the time periods reflected in the table.

**  As of March 2007, each Director serves on the Boards of Trustees of the other five registered investment companies in the Fund Complex.

None of the Independent Directors and none of their immediate family members owns any securities issued by Fred Alger & Company, Incorporated ("Alger Inc.") or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management.

Equity Securities Owned by the Nominees

The following table sets forth the amount of equity securities owned by each Director in the Fund and in the portfolios in the Fund Complex overseen by that Director, as of the Record Date. For purposes of this table, ownership interests are presented in the following ranges: A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Director	Equity Securities of the Fund	Aggregate Equity Securities of Funds in the Fund Complex
Interested Director

Hilary M. Alger	E	E

Independent Directors

Charles F. Baird, Jr.	A	A

Roger P. Cheever	A	E

Lester L. Colbert, Jr.	C	D

Stephen E. O'Neil	A	A

David Rosenberg	A	A

Nathan E. Saint-Amand	B	E

Attendance of Board Members at Annual Meeting; Board Meetings

The Fund does not have a policy regarding attendance by Directors at annual shareholder meetings. No Directors attended the 2006 Annual Meeting.

During the Fund's fiscal year ended October 31, 2006, the Board met four times. Each Nominee attended at least 75% of the aggregate number of meetings of the Board and of each committee of the Board on which the Nominee served.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") and Section 30(h) of the 1940 Act require the Fund's officers and Directors, certain officers and Directors of Alger Management, affiliated persons of Alger Management, and persons who beneficially own more than 10% of the Fund's shares to file reports of ownership with the Securities and Exchange Commission (the "SEC") and the Fund.

Based solely upon its review of the copies of such forms received by it, the Fund believes that, for the fiscal year ended October 31, 2006, all filing requirements applicable to such persons were compiled with.

Standing Committees of the Board

Audit Committee. The Board has a standing Audit Committee comprised of Messrs. Lester L. Colbert, Jr. and Stephen E. O'Neil and Dr. Nathan E. Saint-Amand, each of whom is not an "interested person," within the meaning of the 1940 Act, and also is "independent" as defined in Section 121A of the Listing Requirements of the American Stock Exchange. The primary purposes of the Board's Audit Committee are to assist the Board in the oversight of the integrity of the Fund's financial statements, the independent auditor's qualifications and independence, the performance of the Fund's independent auditors, and the Fund's compliance with legal and regulatory requirements pertaining to its accounting and financial reporting. The Audit Committee prepares an audit committee report, if required by the SEC, to be included in the Fund's annual proxy statement, if any. The Audit Committee oversees the scope of the annual audit of the Fund's financial statements and any special audits, the quality and objectivity of the Fund's financial statements, the Fund's accounting and financial reporting policies and practices and its internal controls relating thereto. The Audit Committee determines, and recommends to the Board, including the Independent Directors, for its ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as approving the compensation of the auditors and in connection therewith, evaluation of the independence of the auditors. The Audit Committee also pre-approves all audit and certain permissible non-audit services provided to the Fund and certain other persons by such independent auditors. Finally, the Audit Committee acts as a liaison between the Fund's independent auditors and the Board. During the Fund's fiscal year ended October 31, 2006, the Audit Committee met four times. A copy of the Audit Committee Charter was included as Appendix A to the Fund's proxy statement for the 2006 Annual Meeting.

Nominating Committee. The Board has a standing Nominating Committee comprised of all Independent Directors. The Nominating Committee met once during the Fund's fiscal year ended October 31, 2006. The Nominating Committee is responsible for assisting the Board in its selection and evaluation of members to oversee the Fund so that the interests of the shareholders are well-served. The Nominating Committee's responsibilities include the nomination of new Directors and the evaluation of the Board and its committee structure. The Nominating Committee may consider candidates submitted by shareholders, or from other sources it deems appropriate. Shareholders who wish to recommend a nominee should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by such individual's written consent to being named in the proxy statement as a nominee and to serving as a Director (if elected). A copy of the Nominating Committee Charter was included as Appendix B to the Fund's proxy statement for the 2006 Annual Meeting.

In nominating candidates, the Nominating Committee will search for those qualified candidates who can bring to the Board the skills, experience and judgment necessary to address the issues directors of investment companies confront in their duties to fund shareholders. The Nominating Committee shall review and make recommendations with regard to the tenure of Directors, including any term limits, limits on the number of boards on which a Director may sit and normal retirement age. The Nominating Committee may retain and terminate a search firm to identify Director nominees, subject to the Board's sole authority to approve the search firm's fees and other retention terms. The Nominating Committee may, in its discretion, establish specific, minimum qualifications (including skills) that must be met by

Committee-nominated or shareholder-nominated candidates. The Nominating Committee also is responsible for the analysis of the appropriateness of establishing minimum shareholding levels for Directors.

Certain Legal Proceedings

Alger Management and certain of its affiliates are subject to various legal proceedings, a summary of which is set forth in Appendix A. It is possible that these matters and/or other developments resulting from these matters could result loss of personnel of Alger Management, diversion of time and attention of Alger Management's personnel, diminution of alger Management's financial resources, or other consequences potentially adverse to the Fund. Alger Management has informed the Fund that it cannot predict the potential effect of such actions upon Alger Management or the Fund. There can be no assurance that the effect, if any, would not be material.

Shareholder Approval

The election of the Nominees, whose term of office will commence upon their acceptance of their elections and commencement of service as Directors, must be approved by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists.

The Board of Directors, including the Independent Directors, unanimously recommends that you vote "FOR" the election of each of the Nominees.

SELECTION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

The 1940 Act requires that the Fund's independent registered public accounting firm be selected by a majority of the Independent Directors of the Fund. One of the purposes of the Audit Committee is to recommend to the Fund's Board the selection, retention or termination of the independent registered public accounting firm for the Fund. At a meeting held on September 12, 2007, the Fund's Audit Committee selected and recommended and the Fund's Board, including a majority of the Independent Directors, approved the selection of Ernst & Young LLP ("E&Y") as the Fund's independent registered public accounting firm for the fiscal year ending October 31, 2008. E&Y has served as the Fund's independent registered public accounting firm since December 2, 2002. A representative of E&Y will be present at the Meeting and will be available to respond to appropriate questions.

After reviewing the Fund's audited financial statements for the fiscal year ended October 31, 2006, the Fund's Audit Committee recommended to the Fund's Board that such statements be included in the Fund's Annual Report to shareholders. A copy of the Audit Committee's report for the Fund is attached as Appendix B to this Proxy Statement.

The following table sets forth the fees paid to E&Y for the fiscal years ended October 31, 2005 and 2006 for professional services rendered for the audit of the Fund's financial statements for those fiscal years and other services.

	Year Ended October 31, 2005	Year Ended October 31, 2006
Audit Fees	$23,600	$24,610
Audit-Related Fees	$0	$0
Tax Fees*	$3,470	$3,620
All Other Fees**	$17,750	$21,000

*  Tax fees for fiscal years 2005 and 2006 included the review of Fund's federal, state and local tax returns.

**  Other fees include a debt analysis review and a review of the semi-annual financial statements.

All services to be performed by the Fund's independent registered public accounting firm must be pre-approved by the Fund's Audit Committee. Accordingly, all of the services represented in the table were pre-approved by the Audit Committee. E&Y performed no services for Alger Management or any entity controlling, controlled by or under common control with Alger Management that provides ongoing services to the Fund during the fiscal years ended October 31, 2005 and 2006. Aggregate non-audit fees billed by E&Y for the fiscal years ended October 31, 2005 and 2006, were $186,831 and €56,050, and $217,212 and €26,884, respectively.

ADDITIONAL INFORMATION

5% Share Ownership

The following table sets forth those persons known to the Fund to be beneficial owners of more than 5% of the outstanding voting shares of the Fund as of the Record Date.

Name and Address	Number of Shares Owned		Percentage of Shares Outstanding
Alger Associates, Inc. 111 Fifth Avenue New York, New York 10003	373,382	*	14.38%

*  These shares may be deemed to be beneficially owned by Hilary M. Alger, Nicole D. Alger and Alexandra D. Alger by virtue of their control of Alger Associates, Inc.

Submission of Shareholder Proposals

A shareholder proposal intended to be presented at the Fund's 2008 Annual Meeting of Shareholders in accordance with Rule 14a-8 under the Exchange Act must be received by the Fund at its principal executive offices no later than July 12, 2008, and must comply with all other legal requirements in order to be included in the Fund's Proxy Statement and form of proxy for that meeting. Timely submission of a proposal does not guarantee its inclusion in the Proxy Statement and form of proxy. A shareholder wishing to provide notice of a proposal in the manner prescribed by Rule 14a-4(c)(1) under the Exchange Act must submit written notice of the proposal to the Fund by October 2, 2008. For these purposes the address of the Fund is: Castle Convertible Fund, Inc., 111 Fifth Avenue, New York, New York 10003, Attn: Secretary.

Annual Reports

A copy of the Fund's most recent semi-annual and annual reports will be sent to you without charge upon written request to the Fund c/o Fred Alger Management, Inc., 111 Fifth Avenue, New York, New York 10003 or by calling 800-992-3863. Copies of the Fund's shareholder reports also are available on the EDGAR Database on the SEC's Internet site at www.sec.gov.

Please note that only one annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or this Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the above address and phone number.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Director should write the Fund to the attention of Secretary, 111 Fifth Avenue, New York, New York 10003. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Director and so indicates, it will be sent only to that Director. If a communication does not indicate a specific Director it will be sent to the chair of the Nominating Committee and the outside counsel to the Independent Directors for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund's Chief Compliance Officer ("CCO"), 111 Fifth Avenue, New York, New York 10003. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The Fund will bear the costs of printing, mailing and soliciting proxies. Such costs are estimated to be approximately $28,000. Solicitation may be made by letter or telephone by officers or employees of the Alger Management, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Fund will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the Fund's shareholders. In addition, the Fund has retained Computershare Fund Services ("CFS"), 280 Oser Avenue, Hauppauge, New York 11788, a proxy solicitation firm, to assist in the solicitation of proxies. CFS may solicit proxies personally and by telephone.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (but not when you call the toll free number directly to vote or when you vote via the Internet using the Control Number that appears on your proxy card), the shareholder will be asked to provide his or her full name, address, social security number or taxpayer identification number and the number of shares owned and to confirm that the stockholder has received the Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before its exercise by submitting a written notice of revocation or a subsequently executed proxy to the Fund, by voting by telephone or through the Internet or by attending the Meeting and voting in person.

Voting Results

The Fund will advise the shareholders of the voting results of the matters voted upon at the Annual Meeting in the 2008 Semi-Annual Report to Shareholders. The Fund may make a public announcement of the results of the Meeting if the Board deems it necessary and appropriate.

Fiscal Year

The fiscal year end of the Fund is October 31.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund. A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Fund, 111 Fifth Avenue, New York, New York 10003, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

Failure of a quorum to be present at the Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of the Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation are reasonable and in the best interests of the shareholders. Under the Fund's By-Laws, an adjournment of the Meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting.

Please vote promptly by completing, signing and dating each enclosed proxy card and returning it in the accompanying pre-paid return envelope OR by following the enclosed instructions to vote by telephone or over the Internet.

Hal Liebes
Secretary

November 9, 2007

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APPENDIX A: LEGAL PROCEEDINGS

Alger Management has responded to inquiries, document requests and/or subpoenas from various regulatory authorities in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading." On October 11, 2006, Alger Management and two of its affiliates, Fred Alger & Company, Incorporated ("Alger Inc.") and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General ("NYAG"). On January 11, 2007, the Securities and Exchange Commisssion ("SEC") approved a settlement with Alger Management and Alger Inc. As part of the settlements with the SEC and the NYAG, without admitting or denying liability, the firms consented to the payment of $30 million to reimburse Alger-sponsored mutual-fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in mutual-fund management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors in the mutual funds. Alger Management has advised the Fund that the proposed settlement payment is not expected to adversely affect the operations of Alger Management or adversely affect its ability to continue to provide services to the Fund.

On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC"), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that Alger Management and Alger Inc. had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered Alger Management and Alger Inc. to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with Alger Management were served with similar orders. Alger Management and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

In 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including Alger Management, certain mutual funds managed by Alger Management (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases—a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint")—were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court, but such lawsuit has since been withdrawn.

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The Derivative Complaint alleged (i) violations, by Alger Management and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940, as amended (the "1940 Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, as amended, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by Alger Management, Alger Inc., their affiliates, the funds named as defendants, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, as amended, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Section 34(b) of the 1940 Act, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the 1940 Act (as to which the court deferred ruling with respect to the Alger Mutual Fund trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings were entered. On March 31, 2006, attorneys for the class action plaintiffs informed the district court that they had decided not to file amended complaints with respect to the plaintiffs' state law claims. Answers to the Class action Complaint were filed by the Alger defendants on April 24, 2006.

In subsequent orders, all remaining claims in the Class Action Complaint and the Derivative Complaint have been dismissed, other than claims under the 1934 Act against Alger Management, Alger Inc., certain of their affiliated companies and certain present and former members of the senior management of Alger Management and/or Alger Inc., and claims under Section 36(b) of the 1940 Act against Alger Management, Alger Inc., and the same affiliated companies.

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APPENDIX B: REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors of the Fund oversees the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements. The Committee operates pursuant to an Audit Committee Charter which was last approved by the Board of Directors on September 12, 2007. As set forth in the Charter, the primary purposes of the Board's Audit Committee are to assist the Board in the oversight of the integrity of the Fund's financial statements, the independent auditor's qualifications and independence, the performance of the Fund's independent auditors, and the Fund's compliance with legal and regulatory requirements pertaining to its accounting and financial reporting.

In the performance of its oversight function, the Committee has considered and discussed the October 31, 2006 audited financial statements of the Fund with management and with Ernst & Young LLP ("E&Y"), the Fund's independent registered public accounting firm. The Committee has also discussed with E&Y the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Committee reviewed with E&Y, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Fund's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. Finally, the Committee has reviewed the written disclosures and the letter from E&Y required by Independence Standards Board Standard No. 1, Independence Discussions With Audit Committees, as currently in effect and has discussed with E&Y the independence of the independent registered public accounting firm.

The Committee discussed with E&Y the overall scope and plans for the audit. The Committee met with E&Y, with and without management present, to discuss the results of its examination, its evaluations of the Fund's internal controls, and the overall quality of the Fund's financial reporting.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to below and in the Charter, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2006 and filed with the Securities and Exchange Commission.

Shareholders are reminded, however, that the Members of the Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and E&Y. Accordingly, the Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure

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compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that E&Y is, in fact, "independent."

Lester L. Colbert, Jr., Audit Committee Member
Stephen E. O'Neil, Audit Committee Member
Nathan E. Saint-Amand, Audit Committee Member

December 12, 2006

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CASTLE CONVERTIBLE FUND, INC.

Annual Meeting of Shareholders – December 12, 2007
Proxy Solicited on Behalf of Board of Directors

The undersigned shareholder of Castle Convertible Fund, Inc., a Delaware corporation (the “Fund”), hereby appoints Daniel C. Chung and Stephen E. O’Neil, and each of them, the attorneys and proxies of the undersigned, with power of substitution, to vote, as indicated herein, all of the shares of the Fund which the undersigned would be entitled to vote, standing in the name of the undersigned at the close of business on October 31, 2007, at the Annual Meeting of Shareholders of the Fund to be held at the offices of Fred Alger Management, Inc., 111 Fifth Avenue, 3rd Floor, New York, New York 10003 at 1:00 p.m. (Eastern time) on December 12, 2007, and at all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement of the meeting, and to vote and act on any other matter which may properly come before the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN BY THE SHAREHOLDERS, BUT IF NO INSTRUCTIONS ARE GIVEN IT WILL BE VOTED FOR THE PROPOSALS LISTED.

BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT IS ACKNOWLEDGED.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Continued and to be signed on the reverse side)

CASTLE CONVERTIBLE FUND, INC.

CONTROL NUMBER:

PLEASE MARK BOXES ☒ IN BLUE OR BLACK INK.

1. ELECTION OF DIRECTORS	FOR all nominees listed	WITHHOLD AUTHORITY to
	below (except as marked	vote for all nominees
	to the contrary below) ☐	listed below ☐

INSTRUCTIONS:  To withhold authority to vote for any individual nominee strike a line through the nominee’s name in the list below.

Hilary M. Alger, Charles F. Baird, Jr., Roger P. Cheever, Lester L. Colbert, Jr., Stephen E. O’Neil, David Rosenberg, Nathan E. Saint-Amand

2. PROPOSAL TO CONSIDER AND ACT UPON such other matters as may properly come before the meeting or any adjournment thereof.

RECORD DATE SHARES:

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY. Signature(s) should be exactly as name or names appear on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Signature(s)	Signature(s)

Dated	Social Security or
Tax Identification Number

THIS PROXY, WHEN DATED AND SIGNED, SHOULD BE MAILED PROMPTLY TO COMPUTERSHARE FUND SERVICES, 280 OSER AVENUE, HAUPPAUGE, NEW YORK 11788. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES IN THE ENCLOSED ENVELOPE.